Exhibit 99.1
MERCANTILE BANCORP ANNOUNCES RESULTS OF ANNUAL MEETING
Quincy IL, May 26, 2010 — Mercantile Bancorp, Inc. (NYSE Amex: MBR) today announced the results of its annual meeting of stockholders held May 24. Shareholders re-elected nine directors, approved an amendment to increase the Company’s number of authorized shares of common stock, ratified the selection of independent auditors, and participated in an open question and answer session.
At Monday’s meeting, shareholders voted to reelect each of the following as directors for a one-year term: Ted T. Awerkamp, Julie A Brink, Michael J. Foster, Alexander J. House, Lee R. Keith, William G. Keller, Jr., Dennis M. Prock, John R. Spake, and James W. Tracy.
Additionally, shareholders approved an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 14 million to 30 million, and ratified the reappointment of BKD, LLP as independent auditors for the fiscal year ending December 31, 2010.
“We are pleased with the passage of the amendment to increase the number of authorized shares of common stock,” said Ted T. Awerkamp, president and CEO. “Our shareholders have shown great support and understanding of our need to maintain and strengthen our capital using self-sufficient means. We are maintaining capital ratios in excess of well-capitalized status at each of our affiliated banks, and this amendment provides us with another tool to best position the Company going forward and our banks to continue their mission of serving their communities,” said Awerkamp.
About Mercantile Bancorp
Mercantile Bancorp, Inc. is a Quincy, Illinois-based bank holding company with wholly and majority-owned subsidiaries consisting of one bank in Illinois and one each in Kansas and Florida, where the Company conducts full-service commercial and consumer banking business, engages in mortgage banking, trust services and asset management, and provides other financial services and products. The Company also operates Mercantile Bank branch offices in Missouri and Indiana. In addition, the Company has minority investments in seven community banks in Missouri, Georgia, Florida, Colorado, California, and Tennessee. Further information is available on the company’s website at www.mercbanx.com.
Forward-Looking Statements
This press release may contain “forward-looking statements” which reflect the Company’s current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (“the Act”) provides a safe harbor for forward-looking statements that are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, the Company, together with its subsidiaries, claims the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors that may cause actual results to differ from expectations, are set forth in our Annual Report on Form 10-K for the year ended December 31, 2009 and Form 10-Q for the quarter ended March 31, 2010, as on file with the Securities and Exchange Commission, and include, among other factors, the following: general business and economic conditions on both a regional and national level; fluctuations in real estate values; the level and volatility of the capital markets, interest rates, and other market indices; changes in consumer and investor confidence in, and the related impact on, financial markets and institutions; estimates of fair value of certain Company assets and liabilities; federal and state legislative and regulatory actions; various monetary and fiscal policies and governmental regulations; changes in accounting standards, rules and interpretations and their impact on the Company’s financial statements. The words “believe,” “expect,” “anticipate,” “project,” and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements. Any forward-looking statements in this release speak only as of the date of the release, and we do not assume any obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.